UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 22, 2009

CENTENARY INTERNATIONAL CORP.
(Exact name of registrant as specified in its charter)

Nevada	0-23851	90-0294913
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Av. Roque Saenz Pena 971-8 Piso, (C1035AAE)
Buenos Aires, Argentina
(Address of principal executive offices)

(011-5411) 4328-3996
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

SECTION 8 – OTHER EVENTS.

ITEM 8.01 - OTHER EVENTS.

On September 25, 2009, Centenary International Corp. issued a press release with respect to its proposed acquisition of Petrolera Cerro Negro S.A.  The press release is annexed as Exhibit 99.1 hereto and is hereby incorporated herein and made a part hereof.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit Number	Description
99.1	Press release relating to the proposed acquisition of Petrolera Cerro Negro S.A. dated September 25, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENARY INTERNATIONAL CORP. (Registrant)

Date: September 25, 2009	By:	/s/ Carlos Fabian De Sousa
Carlos Fabian De Sousa
Chief Executive Officer, Chief Financial Officer, Principal Accounting Officer and Director